Exhibit 10.11

CONTRIBUTION AND CONVEYANCE AGREEMENT

This CONTRIBUTION AND CONVEYANCE AGREEMENT (this “Agreement”) is made as of July 29, 2013, by and between Dorian LPG Ltd., a company organized and existing under the laws of the Republic of the Marshall Islands (the “Company”), and Dorian Holdings LLC, a limited liability company organized and existing under the laws of the Republic of the Marshall Islands (“Dorian Holdings”).

WHEREAS, Dorian Holdings has formed the Company on July 1, 2013, pursuant to the Marshall Islands Business Corporations Act for the purpose of, among other things, acquiring and owning all of the assets of certain subsidiaries of Dorian Holdings that own, operate or manage liquefied petroleum gas carriers.

WHEREAS, in connection with the objectives and purposes set forth in the preceding recital, the Company is offering up to 68,800,000 shares of common stock, par value U.S.$0.01 per share (“Common Stock”), in a private placement (the “Private Placement”).

WHEREAS, the parties desire that immediately prior to the consummation of the Private Placement (the “Effective Time”), Dorian Holdings will contribute and sell to the Company all of the issued and outstanding shares of limited liability company interests in the subsidiaries named on Schedule A hereto (collectively, the “Vessel Owning Subsidiaries”) owning vessels: mv Capt. Nicholas ML, mv Capt. John NP and mv Capt. Markos NL (collectively, the “Vessels”) and, as consideration thereof, the Company will issue to Dorian Holdings (i) an aggregate of 21,494,935 shares of Common Stock, representing the originally agreed amount of net asset value of the Vessels, of U.S.$52,548,000 and, immediately following the consummation of the Private Placement, representing 23.06% of all of the issued and outstanding shares of the Company, (ii) in connection with the Private Placement, contribute to the Company U.S.$2,672,500 and, as consideration thereof, the Company will issue to Dorian Holdings an aggregate of 1,093,195 additional shares of Common Stock, representing, immediately following the consummation of the Private Placement, 1.168% of all of the issued and outstanding shares of the Company (such total of 22,588,130 shares of Common Stock to be issued to Dorian Holdings, the “Shares”), and (iii) a convertible promissory note (the “Convertible Note”) payable to the order of Dorian Holdings or its nominee substantially in the form of Exhibit 1 attached hereto in the principal amount of U.S.$1,827,500, representing a subsequent increase in the net asset value of the Vessels, and convertible upon the consummation of the Private Placement into 747,545 shares of Common Stock and, immediately following the consummation of the Private Placement, representing 0.802% of all of the issued and outstanding shares of the Company.

WHEREAS, the parties desire that as of the Effective Time, Dorian Holdings will contribute and sell to the Company all of the issued and outstanding shares of limited liability company interests in the subsidiaries named on Schedule B hereto (collectively, the “Newbuilding Owning Subsidiaries” and collectively with the Vessel Owning Subsidiaries, the “Contributed Vessel Owning Subsidiaries”) and, as consideration thereof, the Company will pay a cash purchase price of U.S.$7,494,303 (the “Purchase Price”), which is comprised and represents the reimbursement to Dorian Holdings of U.S.$7,193,130, the initial installment made under the shipbuilding contract for 84,000 M3 LPG Carrier newbuilding designated as Hull No. 2657 plus the agreed carried costs thereof of U.S.$301,173.

WHEREAS, the parties also desire that as of the Effective Time, Dorian Holdings will assign and convey to the Company all of the issued and outstanding shares of limited liability company interests in the subsidiaries named on Schedule C hereto (collectively, the “Non-Vessel Owning Subsidiaries” and collectively with the Contributed Vessel Owning Subsidiaries, the “Contributed Subsidiaries”).

NOW, THEREFORE, for and in consideration of the premises, mutual agreements, covenants and conditions contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

CONTRIBUTION AND CONVEYANCE

Section 1.01                             Sale by Dorian Holdings of Interests in Contributed Vessel Owning Subsidiaries. On the date hereof effective as of the Effective Time, Dorian Holdings shall transfer, assign, set over and deliver to the Company, and the Company shall purchase from Dorian Holdings, all of Dorian Holdings’ right, title and interest in and to all of the issued and outstanding shares of limited liability company interests in each of the Contributed Vessel Owning Subsidiaries (the “LLC Interests”).

Section 1.02                             Consideration. As consideration for the LLC Interests of the Vessel Owning Subsidiaries and the U.S.$2,672,500 in cash contributed to the Company in connection with the Private Placement, the Company shall issue to Dorian Holdings the Shares and the Convertible Note and as consideration for the LLC Interests of the Newbuilding Owning Subsidiaries, the Company shall issue to Dorian Holdings a demand promissory note of the Company payable to the order of Dorian Holdings or its nominee substantially in the form of Exhibit 2 attached hereto in the principal amount of the Purchase Price (the “Note”).

Section 1.03                             Closing and Deliveries.  Simultaneously with the execution of this Agreement and effective as of the Effective Time, the Company hereby delivers to Dorian Holdings, and Dorian Holdings hereby acknowledges the receipt of, the Shares, the Convertible Note and the Note, and Dorian Holdings hereby delivers to the Company, and the Company hereby acknowledges the receipt of, the LLC Interests.  Dorian Holdings hereby removes all of the members of the board of managers and officers of the Contributed Subsidiaries, as applicable, and such members of the board of managers and officers of the Contributed Subsidiaries are deemed to have resigned and removed, as of the Effective Time.

Section 1.04                             Conveyance Dorian Holdings of Interests in Non-Vessel Owning Subsidiaries. On the date hereof effective as of immediately prior to the closing of the Private Placement, Dorian Holdings hereby conveys and assigns to the Company, and the Company hereby assumes the assignment and acknowledges the receipt from Dorian Holdings of, all of Dorian Holdings’ right, title and interest in and to all of the issued and outstanding shares of limited liability company interests in the Non-Vessel Owning Subsidiaries (collectively with the LLC Interests, the “LLC Shares”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01                             Representations of Dorian Holdings.  Dorian Holdings hereby represents and warrants to the Company that:

(a)                                 the transactions contemplated by this Agreement are within Dorian Holdings’ limited liability company power and authority and have been duly authorized by all necessary action of its members, directors or officers;

(b)                                 this Agreement has been duly executed and delivered by Dorian Holdings and constitutes a legal, valid and binding obligation of Dorian Holdings, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)                                  entry into this Agreement and the transactions contemplated by this Agreement (i) do not and will not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, (ii) will not violate any law or regulation applicable to Dorian Holdings or the organizational documents of Dorian Holdings or any order of any governmental authority applicable to Dorian Holdings, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Dorian Holdings or any of its assets, and (iv) will not give rise to a right under any such indenture, agreement or other instrument to require any payment to be made by Dorian Holdings

(d)                                 the LLC Shares are owned beneficially and of record by Dorian Holdings free and clear of any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security;

(e)                                  the LLC Shares are duly authorized, validly issued, fully paid and non-assessable and Dorian Holdings is transferring to the Company valid title to such LLC Shares, free and clear of any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security;

(f)                                   Dorian Holdings has provided to the Company true and complete copies of the certificate of formation, limited liability company agreement and all other organizational action of the Contributed Subsidiaries; and

(g)                                  there are no conditions or recommendations from class or other authorities on the Vessels as of the date hereof, which will require repairs or other costs that may have a material negative impact on the cash flow of the Vessel Owning Subsidiaries or the Company.

Section 2.02                             Representations and Covenants of the Company.  The Company hereby represents and warrants to Dorian Holdings that:

(a)                                 the transactions contemplated by this Agreement are within the Company’s corporate power and authority and have been duly authorized by all necessary action of its shareholders, directors or officers;

(b)                                 this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(c)                                  entry into this Agreement and the transactions contemplated by this Agreement (i) do not and will not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, (ii) will not violate any law or regulation applicable to the Company or the organizational documents of the Company or any order of any governmental authority applicable to the Company, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its assets, and (iv) will not give rise to a right under any such indenture, agreement or other instrument to require any payment to be made by the Company.

ARTICLE III

MISCELLANEOUS

Section 3.01                             Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the fifth business day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the other party at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

If to the Company:

c/o Dorian LPG (USA) LLC
27 Signal Road
Stamford, CT 06878
Tel:  203-978-1234

Fax:  203-359-8159
Email:  john.hadjipateras@dorianlpg.com
Attention:  President

If to Dorian Holdings:

c/o Dorian (Hellas) S.A.
102/-104 Kolokotroni Street
Piraeus 185 35, Greece
Email:  markakis@dorian-hellas.gr
Attention:  President

Section 3.02                             Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 3.03                             Further Assurances.  From time to time, and without any further consideration, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary to consummate the transactions contemplated by this Agreement including, in the case of Dorian Holdings, executing and delivering to the Company such assignments, deeds, consents and other instruments as the Company may reasonably request as necessary for such purpose including stock powers relating to the transfer of the LLC Shares.

Section 3.04                             Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the LLC Shares.

Section 3.05                             Rescission.  The parties hereby agree that this Agreement shall be rescinded and of no force and effect retroactive to the date hereof if the Private Placement is not consummated by July 30, 2013 and, in such event, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary to rescind the transactions contemplated by this Agreement including, in the case of the Company, executing and delivering to Dorian Holdings such assignments, deeds, consents and other instruments as Dorian Holdings may reasonably request as necessary for such purpose including stock powers relating to the transfer of the LLC Shares.

Section 3.06                             Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by both parties hereto.  No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by either party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 3.07                             No Third Party Beneficiary.  This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 3.08                             Assignment; Successors.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned, directly or indirectly, by any party hereto without the other party’s prior written consent, and any attempt to do so will be void.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 3.09                             Headings.  The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 3.10                             Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 3.11                             Governing Law.  Except as set forth below, this Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York excluding choice or conflict of law provisions or rules (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of New York.

Section 3.12                             Consent to Jurisdiction, etc.

(a)                                 Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each party hereto hereby irrevocably and unconditionally agrees that all claims or causes of action (whether in contract, tort or otherwise) in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court.  Each party hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)                                 Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any New York State or federal court.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)                                  Each party hereto hereby irrevocably and unconditionally consents to service of process in the manner provided for notices in this Section.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 3.13                             Waiver of Punitive and Other Damages and Jury Trial.

(a)                                 EXCEPT TO THE EXTENT OTHERWISE SET FORTH HEREIN, THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL (OTHER THAN FOR LOST PROFITS) OR PUNITIVE DAMAGES RELATING TO THE BREACH OF THIS AGREEMENT, OR SIMILAR DAMAGES IN ANY ARBITRATION, LAWSUIT, LITIGATION OR PROCEEDING ARISING OUT OF OR RESULTING FROM ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)                                 EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c)                                  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION.

Section 3.14                             Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives effective as of the day and year first above written.

DORIAN LPG LTD.

By:	/s/ John Hadjipateras
Name:	John Hadjipateras
Title:	President

DORIAN HOLDINGS LLC

By:	/s/ John Hadjipateras
Name:	John Hadjipateras
Title:	President

[Signature Page to Contribution and Conveyance Agreement]

Schedule A

VESSEL OWNING SUBSIDIARIES

Name	Jurisdiction of Formation	Vessel
CNML LPG Transport LLC	Marshall Islands	mv Capt. Nicholas ML
CJNP LPG Transport LLC	Marshall Islands	mv Capt. John NP
CMNL LPG Transport LLC	Marshall Islands	mv Capt. Markos NL

Schedule B

NEWBUILDING OWNING SUBSIDIARIES

Name	Jurisdiction of Formation	Newbuilding
Seacor LPG II LLC	Marshall Islands	Hull No. 2657
Corvette LPG Transport LLC	Marshall Islands	Hull No. 2658

Schedule C

NON-VESSEL OWNING SUBSIDIARIES

Name	Jurisdiction of Formation
Corsair LPG Transport LLC	Marshall Islands
Grendon Tanker LLC	Marshall Islands
Dorian LPG (USA) LLC	Delaware

Exhibit 1

CONVERTIBLE PROMISSORY NOTE

U.S.$1,827,500	July 29, 2013

FOR VALUE RECEIVED, Dorian LPG Ltd., a corporation organized under the laws of the Republic of the Marshall Islands (the “Payor”), hereby promises to pay to Dorian Holdings LLC, a Marshall Islands limited liability company (the “Payee”) or its order, or any of its successors and permitted assigns the principal sum of One Million Eight Hundred Twenty-Seven Thousand Five Hundred United States Dollars (U.S.$1,827,500) automatically convertible into 747,545 shares of common stock, par value U.S.$0.01 per share, of the Payor upon the consummation of the Private Placement (as such term is defined in that certain Contribution and Conveyance Agreement between the Payor and the Payee, dated the date hereof).

Any cash payments due hereunder are to be made by wire transfer to such bank account of the Payee as the Payee may from time to time designate, in lawful money of the United States of America.

Should the indebtedness represented by this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default the Payee agrees to pay, in addition to principal due and payable hereon, court costs and reasonable attorneys’ fees and other collection charges, unless prohibited by law.

THIS NOTE AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY, EFFECT AND PERFORMANCE WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.  ANY LEGAL ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, AND THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH ACTION OR PROCEEDING.

IT IS MUTUALLY AGREED BY AND BETWEEN THE PAYOR AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE, THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

[signature page follows]

IN WITNESS WHEREOF, the Payor has executed and delivered this Note on the date and year first above written.

DORIAN LPG LTD.

By:	/s/ John Hadjipateras
Name:	John Hadjipateras
Title:	President

Exhibit 2

DEMAND PROMISSORY NOTE

U.S.$7,494,303	July 29, 2013

FOR VALUE RECEIVED, Dorian LPG Ltd., a corporation organized under the laws of the Republic of the Marshall Islands (the “Payor”), hereby promises to pay, at any time after July 30, 2013 but in any event no later than August 2, 2013, to Dorian Holdings LLC, a Marshall Islands limited liability company (the “Payee”) or its order, or any of its successors and permitted assigns, on demand by Payee, the principal sum of Seven Million Four Hundred Ninety-Four Thousand Three Hundred Three United States Dollars (U.S.$7,494,303).

Payments due hereunder are to be made by wire transfer to such bank account of the Payee as the Payee may from time to time designate, in lawful money of the United States of America.

Should the indebtedness represented by this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default the Payee agrees to pay, in addition to principal due and payable hereon, court costs and reasonable attorneys’ fees and other collection charges, unless prohibited by law.

THIS NOTE AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY, EFFECT AND PERFORMANCE WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.  ANY LEGAL ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, AND THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH ACTION OR PROCEEDING.

IT IS MUTUALLY AGREED BY AND BETWEEN THE PAYOR AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE, THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

[signature page follows]

IN WITNESS WHEREOF, the Payor has executed and delivered this Note on the date and year first above written.

DORIAN LPG LTD.

By:	/s/ John Hadjipateras
Name:	John Hadjipateras
Title:	President